Exhibit 25



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                                    FORM T-1



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                            STATEMENT OF ELIGIBILITY

                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                   CORPORATION DESIGNATED TO ACT AS TRUSTEE



                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|





                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)



New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)


One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


                         INDIANA MICHIGAN POWER COMPANY
              (Exact name of obligor as specified in its charter)


Indiana                                                   35-0410455
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


1 Riverside Plaza
Columbus, OH                                              43215
(Address of principal executive offices)                  (Zip code)


                                 -------------


                                 Unsecured Notes

                      (Title of the indenture securities)



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1.   General information.  Furnish the following information as to the
Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


Name                                                    Address


Superintendent of Banks of the             2 Rector Street, New York
     State of New York                     N.Y.  10006, and Albany, N.Y. 12203


Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                           N.Y.  10045


Federal Deposit Insurance Corporation      Washington, D.C.  20429


New York Clearing House Association        New York, New York   10005



     (b) Whether it is authorized to exercise corporate trust powers.


     Yes.


2.   Affiliations with Obligor.


     If the obligor is an affiliate of the trustee, describe each such affiliation.


     None.


16.  List of Exhibits.


     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).


     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of September, 2003.


                                   THE BANK OF NEW YORK



                                   By: /s/ Joseph A. Lloret
                                       ---------------------------------
                                   Name:  Joseph A. Lloret
                                   Title: Assistant Treasurer



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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
ASSETS                                              In Thousands
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
   and currency and coin.........                     $4,257,371
  Interest-bearing balances......                      6,048,782
Securities:
  Held-to-maturity securities....                        373,479
  Available-for-sale securities..                     18,918,169
Federal funds sold
  in domestic offices............                      6,689,000
  Securities purchased under
  agreements to resell...........                      5,293,789
Loans and lease financing
  receivables:
  Loans and leases held for sale.                        616,186
  Loans and leases, net of
   unearned
   income...............38,342,282
  LESS: Allowance for loan and
   lease losses.........   819,982
  Loans and leases, net of
   unearned income, allowance....                     37,522,300
Trading Assets...................                      5,741,193
Premises and fixed assets
  (including capitalized leases).                        958,273
Other real estate owned..........                            441
Investments in unconsolidated
  subsidiaries and associated
  companies......................                        257,626
Customers' liability to this
  bank on acceptances outstanding                        159,995
Intangible assets:
  Goodwill.......................                      2,554,921
  Other intangible assets........                        805,938
Other assets.....................                      6,285,971
Total assets.....................                    $96,483,434
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LIABILITIES
Deposits:
  In domestic offices............                    $37,264,787
  Noninterest-bearing..15,357,289
  Interest-bearing.....21,907,498
  In foreign offices, Edge and
   Agreement subsidiaries, and
   IBFs..........................                     28,018,242
  Noninterest-bearing...1,026,601
  Interest-bearing.....26,991,640
Federal funds purchased
  in domestic offices............                        739,736
Securities sold under
  agreements to repurchase.......                        465,594
Trading liabilities..............                      2,456,565
Other borrowed money:
  (includes mortgage
   indebtedness and obligations
   under capitalized leases......                      8,994,708
Bank's liability on acceptances
  executed and outstanding.......                        163,277
Subordinated notes and debentures                      2,400,000
Other liabilities................                      7,446,726
Total liabilities................                    $87,949,634
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Minority interest in
  consolidated subsidiaries......                        519,472

EQUITY CAPITAL
Perpetual preferred stock and
  related surplus................                              0
Common stock.....................                      1,135,284
Surplus..........................                      2,056,273
Retained earnings................                      4,694,161
Accumulated other comprehensive
  income.........................                        128,610
Other equity capital components..                              0
Total equity capital.............                      8,014,328
Total liabilities and equity
  capital........................                    $96,483,434
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      I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true to the best of my knowledge and belief.
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                                                          Thomas J. Mastro

                                     Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                     Directors